UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 23, 2010

A Super Deal.com, Inc.
(Exact name of Registrant as specified in its charter)

            Florida                            000-51419                         20-1449410
(State or other jurisdiction         (Commission                          (IRS Employer
of incorporation)                         File No.)                         Identification No.)

601 Seafarer Circle Suite 402
Jupiter, FL 33477
561-249-1354

(Address and Telephone Number of Principal Executive Offices)

n/a

Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant.

(a) Termination of D. Brooks and Associates CPA's, P.A.  On October 16, 2010, the audit committee of the Company's Board of Directors authorized the termination of its audit firm D. Brooks and Associates CPA's, P.A. ("Brooks") due to excessive billings charged to the company for the May 31, 2008, 2009 and 2010 audits submitted to the Securities and Exchange Commission on forms 10-K on September 13, 2010.

D. Brooks and Associates CPA's, P.A. had been appointed on August 5, 2010 to serve as the Registrant's independent registered public accounting firm to audit the Registrant's financial statements for the Registrant's fiscal years ended May 31, 2008, 2009 and 2010 and to issue a report on the Registrant's financial statements for such fiscal years. The October 16, 2010 decision to terminate Brooks was approved by the Registrant's Board of Directors.

During the Company's two most recent fiscal years ended May 31, 2010 and through the date of this Current Report on Form 8-K, the Company did not consult with Brooks regarding any of the matters or reportable events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.  The audit reports of Brooks on the consolidated financial statements of the Company as of, and for the year ended May 31, 2010, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified, or modified, as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's consolidated financial statements for each of the fiscal years ended May 31, 2010 and through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and Brooks on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Brooks, would have caused Brooks to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, or for any reporting period, since the Company's last fiscal year end and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

(b) Engagement of a new registered public accounting firm.  The audit committee of the Company is in the process of appointing new independent registered public accountants.  After new independent registered public accountants are engaged.  A form 8-K Item 4.01 with Exhibit 16.1 will be furnished to the Securities and Exchange Commission stating whether Brooks agrees with the Company's statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

A Super Deal.com, Inc.
(Registrant)

                                           Date: November 23, 2010

                                          /s/ Richard C. Turner
                                          Richard C. Turner
                                          Treasurer and Chief Financial Officer
                                          A Super Deal.com, Inc.